Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

June 30, 2014

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

June 30, 2014

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
Traded: Nyse: Lxp
One Penn Plaza, Suite 4015
New York, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2014 RESULTS

New York, NY - Thursday, August 7, 2014 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2014.

Second Quarter 2014 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $67.6 million, or $0.28 per diluted common share.

•	Raised the quarterly common share dividend by 3% to $0.17 per share.

•	Issued $250.0 million of 4.40% 10-year Senior Notes, which are unsecured and rated investment-grade and financed an office property for $27.8 million for five years at a fixed interest rate of 2.2%.

•	Retired $172.3 million of secured debt, which had a weighted-average fixed interest rate of 5.3%.

•	Completed property acquisitions of $62.0 million, invested $10.6 million in on-going build-to-suit projects and loan investments, and commenced funding a new $22.6 million industrial build-to-suit project.

•	Disposed of six office properties for an aggregate disposition price of $62.2 million.

•	Executed 0.9 million square feet of new and extended leases with overall portfolio 97.8% leased.

•	Increased revenue from leases of ten years or longer by 31%.

•	Updates 2014 guidance.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “During the second quarter, we continued to execute on our capital recycling strategy, disposing of six office properties and acquiring several industrial properties, including the completion of two build-to-suit projects. Our leasing activity has continued to be strong and our portfolio was 97.8% leased at quarter-end – an improvement of 60 basis points during the quarter. The attractive interest rate environment provided an opportunity for us to lower our financing costs during the quarter as we obtained $277.8 million of new financing with a weighted-average fixed interest rate of 4.2% and term to maturity of 9.5 years, the proceeds of which were partially used to repay higher-rate financings with near term maturities.”

3

FINANCIAL RESULTS

Revenues

For the quarter ended June 30, 2014, total gross revenues were $109.8 million, compared with total gross revenues of $94.7 million for the quarter ended June 30, 2013. The increase is primarily due to property acquisitions.

Company FFO, As Adjusted

For the quarter ended June 30, 2014, Lexington generated Company FFO, as adjusted, of $67.6 million, or $0.28 per diluted share, compared to Company FFO, as adjusted, for the quarter ended June 30, 2013 of $56.5 million, or $0.25 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income attributable to Lexington Realty Trust shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended June 30, 2014 of $0.17 per common share/unit, which was paid on July 15, 2014 to common shareholders/unitholders of record as of June 30, 2014, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on August 15, 2014 to Series C Preferred Shareholders of record as of July 31, 2014.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended June 30, 2014, net income attributable to common shareholders was $12.7 million, or $0.05 per diluted share, compared with a net loss attributable to common shareholders for the quarter ended June 30, 2013 of $(0.8) million, or $(0.00) per diluted share.

OPERATING ACTIVITIES

Investment Activity

Acquisitions and Completed Build-to-Suit Transactions

Tenant	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
Calsonic Kansei North America, Inc.	Lewisburg, TN	Industrial	$13,320	$1,195	9.0%	9.7%	03/2026
Nicholas & Co., Inc.	North Las Vegas, NV	Industrial	$28,249	$2,118	7.5%	9.0%	09/2034
The Boeing Company	Bingen, WA	Industrial	$20,391	$2,499	12.3%	12.9%	05/2024
			$61,960	$5,812	9.4%	10.4%

On-going Build-to-Suit Projects

Location	Sq. Ft	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 6/30/2014 ($000)	Estimated Completion Date
Oak Creek, WI	164,000	Industrial	20	$22,609	$2,021	2Q 15
Richmond, VA	279,000	Office	15	$98,644	$30,577	3Q 15
Lake Jackson, TX	664,000	Office/R&D	20	$166,164	$21,488	4Q 16
	1,107,000			$287,417	$54,086

4

Forward Commitment

Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term (Years)
Auburn Hills, MI	Office	$40,025	1Q 15	7.9%	9.0%	14

Capital Recycling

Dispositions

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Vacant	Cary, NC	Office	$14,375	$—	Apr-14
Multi-tenant (3 properties)	Glen Allen, VA	Office	26,700	2,769	Apr-14
Honeywell International, Inc.	Colorado Springs, CO	Office	9,900	1,707	May-14
Invensys Systems, Inc. (1)	Foxboro, MA	Office	11,180	1,968	Jun-14
			$62,155	$6,444

(1)	Tenant exercised purchase option. Absent such exercise, Lexington would have been required to fund $25.0 million for base building, tenant improvements and allowances.

Leasing

During the second quarter of 2014, Lexington executed 10 new and extended leases for 0.9 million square feet and ended the quarter with its overall portfolio 97.8% leased.

Lease Extensions

			Prior	Lease
	Location		Term	Expiration Date	Sq. Ft.
	Office
1-4	Honolulu	HI	2014	2016-2017	2,452
5	Carrollton	TX	07/2015	12/2025	138,443
5	Total office lease extensions				140,895
	Industrial
1	Hebron	OH	05/2014	05/2017	250,410
2	Hebron	OH	05/2014	05/2017	400,522
2	Total industrial lease extensions				650,932
7	Total lease extensions				791,827

New Leases

			Lease
	Location		Expiration Date	Sq. Ft.
	Office
1	Indianapolis	IN	11/2017	3,764
2	Los Angeles	CA	03/2025	62,323
3	Houston	TX	04/2030	68,985
3	Total new leases			135,072

10	TOTAL NEW AND EXTENDED LEASES			926,899

5

CAPITAL MARKETS

Capital Activities and Balance Sheet Update

Lexington issued $250.0 million aggregate principal amount of 4.40% Senior Notes due in 2024 at 99.883% of the principal amount. The notes are unsecured and rated Baa2, BBB- and BBB by Moody's Investor Services, Inc., Standard & Poor's Rating Services and Fitch Ratings, Inc., respectively.

Lexington retired $172.3 million of secured debt, which had a weighted-average fixed interest rate of 5.3% and was scheduled to mature through 2015. Lexington incurred $3.7 million in aggregate yield maintenance.

Lexington financed its office property in Columbus, Indiana with a $27.8 million non-recourse secured mortgage loan. The loan bears interest at a fixed rate of 2.2% and matures in 2019.

2014 EARNINGS GUIDANCE

Lexington is revising its expectations for Company FFO, as adjusted, to an expected range of $1.08 to $1.11 per diluted share for the year ended December 31, 2014, as compared to prior guidance of $1.11 to $1.15 per diluted share. The modification to 2014 guidance reflects the Company’s decision not to pursue an investment transaction which, if completed, could have contributed approximately $0.04 per diluted share to Company FFO, as adjusted, in the second half of 2014. At the midpoint of the revised guidance range, Company FFO per share, as adjusted, would grow by approximately 7% in 2014. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

SECOND QUARTER 2014 CONFERENCE CALL

Lexington will host a conference call today, Thursday, August 7, 2014, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2014. Interested parties may participate in this conference call by dialing (888) 438-5493 or (719) 325-4877. A replay of the call will be available through August 21, 2014, at (877) 870-5176 or (858) 384-5517, pin: 2920871. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

6

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

7

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Gross revenues:
Rental	$101,413	$86,962	$202,794	$170,806
Advisory and incentive fees	126	154	248	328
Tenant reimbursements	8,217	7,615	16,900	15,097
Total gross revenues	109,756	94,731	219,942	186,231
Expense applicable to revenues:
Depreciation and amortization	(39,861)	(42,064)	(80,455)	(83,489)
Property operating	(16,436)	(14,821)	(33,525)	(29,570)
General and administrative	(6,667)	(6,509)	(14,649)	(13,402)
Non-operating income	3,302	1,470	6,253	3,331
Interest and amortization expense	(25,955)	(21,440)	(50,415)	(44,400)
Debt satisfaction charges, net	(4,187)	(11,726)	(7,491)	(22,429)
Impairment charges	—	—	(16,400)	(2,413)
Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	19,952	(359)	23,260	(6,141)
Provision for income taxes	(297)	(152)	(899)	(544)
Equity in earnings (losses) of non-consolidated entities	(209)	204	73	339
Income (loss) from continuing operations	19,446	(307)	22,434	(6,346)
Discontinued operations:
Income (loss) from discontinued operations	1,018	(811)	2,159	208
Provision for income taxes	(6)	(1,166)	(12)	(1,181)
Debt satisfaction gains (charges), net	(299)	(1,299)	(299)	8,957
Gains on sales of properties	3,510	12,806	3,510	12,806
Impairment charges	(8,382)	(1,391)	(10,691)	(8,735)
Total discontinued operations	(4,159)	8,139	(5,333)	12,055
Net income	15,287	7,832	17,101	5,709
Less net income attributable to noncontrolling interests	(837)	(1,100)	(1,765)	(1,597)
Net income attributable to Lexington Realty Trust shareholders	14,450	6,732	15,336	4,112
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(3,145)	(3,145)
Dividends attributable to preferred shares – Series D	—	(617)	—	(3,543)
Allocation to participating securities	(135)	(161)	(287)	(338)
Deemed dividend – Series D	—	(5,230)	—	(5,230)
Net income (loss) attributable to common shareholders	$12,742	$(849)	$11,904	$(8,144)
Income (loss) per common share – basic:
Income (loss) from continuing operations	$0.07	$(0.04)	$0.07	$(0.10)
Income (loss) from discontinued operations	(0.02)	0.04	(0.02)	0.06
Net income (loss) attributable to common shareholders	$0.05	$—	$0.05	$(0.04)
Weighted-average common shares outstanding – basic	228,368,053	211,619,288	227,765,718	200,487,623
Income (loss) per common share – diluted:
Income (loss) from continuing operations	$0.07	$(0.04)	$0.07	$(0.10)
Income (loss) from discontinued operations	(0.02)	0.04	(0.02)	0.06
Net income (loss) attributable to common shareholders	$0.05	$—	$0.05	$(0.04)
Weighted-average common shares outstanding – diluted	228,851,184	211,619,288	228,275,608	200,487,623
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$16,901	$(8,477)	$17,237	$(19,701)
Income (loss) from discontinued operations	(4,159)	7,628	(5,333)	11,557
Net income (loss) attributable to common shareholders	$12,742	$(849)	$11,904	$(8,144)

8

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	June 30, 2014	December 31, 2013
Assets:
Real estate, at cost	$3,830,354	$3,812,294
Real estate - intangible assets	757,687	762,157
Investments in real estate under construction	54,586	74,350
	4,642,627	4,648,801
Less: accumulated depreciation and amortization	1,252,406	1,223,381
Real estate, net	3,390,221	3,425,420
Assets held for sale	3,866	—
Cash and cash equivalents	129,104	77,261
Restricted cash	21,763	19,953
Investment in and advances to non-consolidated entities	16,729	18,442
Deferred expenses, net	68,325	66,827
Loans receivable, net	122,409	99,443
Rent receivable – current	8,441	10,087
Rent receivable – deferred	40,671	19,473
Other assets	36,141	35,375
Total assets	$3,837,670	$3,772,281

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,012,537	$1,197,489
Credit facility borrowings	—	48,000
Term loans payable	505,000	406,000
Senior notes payable	497,539	247,707
Convertible notes payable	25,054	27,491
Trust preferred securities	129,120	129,120
Dividends payable	41,891	40,018
Liabilities held for sale	117	—
Accounts payable and other liabilities	36,356	39,642
Accrued interest payable	9,028	9,627
Deferred revenue - including below market leases, net	73,565	69,667
Prepaid rent	21,402	18,037
Total liabilities	2,351,609	2,232,798

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 230,384,990 and 228,663,022 shares issued and outstanding in 2014 and 2013, respectively	23	23
Additional paid-in-capital	2,735,174	2,717,787
Accumulated distributions in excess of net income	(1,365,407)	(1,300,527)
Accumulated other comprehensive income (loss)	(66)	4,439
Total shareholders’ equity	1,463,740	1,515,738
Noncontrolling interests	22,321	23,745
Total equity	1,486,061	1,539,483
Total liabilities and equity	$3,837,670	$3,772,281

9

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$16,901	$(8,477)	$17,237	$(19,701)
Income (loss) from discontinued operations attributable to common shareholders	(4,159)	7,628	(5,333)	11,557
Net income (loss) attributable to common shareholders	$12,742	$(849)	$11,904	$(8,144)

Weighted-average number of common shares outstanding	228,368,053	211,619,288	227,765,718	200,487,623

Income (loss) per common share:
Income (loss) from continuing operations	$0.07	$(0.04)	$0.07	$(0.10)
Income (loss) from discontinued operations	(0.02)	0.04	(0.02)	0.06
Net income (loss) attributable to common shareholders	$0.05	$—	$0.05	$(0.04)

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$16,901	$(8,477)	$17,237	$(19,701)
Impact of assumed conversions:
Share options	—	—	—	—
Income (loss) from continuing operations attributable to common shareholders	16,901	(8,477)	17,237	(19,701)
Income (loss) from discontinued operations attributable to common shareholders - basic	(4,159)	7,628	(5,333)	11,557
Impact of assumed conversions:
Share options	—	—	—	—
Income (loss) from discontinued operations attributable to common shareholders	(4,159)	7,628	(5,333)	11,557
Net income (loss) attributable to common shareholders	$12,742	$(849)	$11,904	$(8,144)

Weighted-average common shares outstanding - basic	228,368,053	211,619,288	227,765,718	200,487,623
Effect of dilutive securities:
Share options	483,131	—	509,890	—
Weighted-average common shares outstanding	228,851,184	211,619,288	228,275,608	200,487,623

Income (loss) per common share:
Income (loss) from continuing operations	$0.07	$(0.04)	$0.07	$(0.10)
Income (loss) from discontinued operations	(0.02)	0.04	(0.02)	0.06
Net income (loss) attributable to common shareholders	$0.05	$—	$0.05	$(0.04)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to Lexington Realty Trust shareholders	$14,450	$6,732	$15,336	$4,112
Adjustments:
Depreciation and amortization	39,022	44,160	78,961	88,116
Impairment charges - real estate, including nonconsolidated joint venture real estate	9,032	1,391	27,741	11,148
Noncontrolling interests - OP units	533	837	1,114	1,084
Amortization of leasing commissions	1,472	1,351	2,926	2,679
Joint venture and noncontrolling interest adjustment	605	545	1,238	1,121
Preferred dividends - Series D	—	(617)	—	(3,543)
Gains on sales of properties, net of tax	(3,510)	(11,881)	(3,510)	(11,881)
Interest and amortization on 6.00% Convertible Guaranteed Notes	531	828	1,110	1,892
Reported Company FFO	62,135	43,346	124,916	94,728
Debt satisfaction charges, net	4,486	13,025	7,790	13,472
Other	945	157	1,257	544
Company FFO, as adjusted	67,566	56,528	133,963	108,744

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(17,002)	(9,143)	(17,579)	(2,920)
Lease incentives	417	374	854	630
Amortization of below/above market leases	455	(218)	719	(170)
Non-cash interest, net	(1,210)	(32)	(2,362)	(347)
Non-cash charges, net	2,148	2,011	4,449	3,592
Tenant improvements	(1,580)	(13,475)	(3,999)	(28,149)
Lease costs	(2,534)	(2,125)	(6,519)	(4,919)
Reported Company Funds Available for Distribution	$48,260	$33,920	$109,526	$76,461

Per Share Amounts
Basic:
Reported Company FFO	$0.26	$0.19	$0.52	$0.44
Company FFO, as adjusted	$0.28	$0.25	$0.56	$0.50
Company FAD	$0.20	$0.15	$0.46	$0.35

Diluted:
Reported Company FFO	$0.26	$0.19	$0.52	$0.44
Company FFO, as adjusted	$0.28	$0.25	$0.56	$0.50
Company FAD	$0.20	$0.15	$0.45	$0.35

11

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Basic:	2014	2013	2014	2013
Weighted-average common shares outstanding - EPS basic	228,368,053	211,619,288	227,765,718	200,487,623
6.00% Convertible Guaranteed Notes	3,870,830	5,937,510	4,041,784	6,712,713
Non-vested share-based payment awards	136,644	564,540	130,110	496,692
Operating Partnership Units	3,878,412	4,167,712	3,879,652	4,193,121
Preferred Shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - basic	240,964,509	226,999,620	240,527,834	216,600,719

Diluted:
Weighted-average common shares outstanding - basic	240,964,509	226,999,620	240,527,834	216,600,719
Options - Incremental shares	483,131	802,777	509,890	935,331
Weighted-average common shares outstanding - diluted	241,447,640	227,802,397	241,037,724	217,536,050

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

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LEXINGTON REALTY TRUST

2014 Second Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS (1)

				Initial Basis	Initial Annualized	Initial Cash		Lease
Tenants	Location		Property Type	($000)	Cash Rent ($000)	Yield	GAAP Yield	Expiration
1 Calsonic Kansei North America, Inc.	Lewisburg	TN	Industrial	$13,320	$1,195	9.0%	9.7%	3/31/2026
2 Nicholas & Co., Inc.	North Las Vegas	NV	Industrial	$28,249	$2,118	7.5%	9.0%	9/30/2034
3 The Boeing Company	Bingen	WA	Industrial	$20,391	$2,499	12.3%	12.9%	5/31/2024
3 TOTAL PROPERTY INVESTMENTS				$61,960	$5,812	9.4%	10.4%

	CAPITAL RECYCLING

	PROPERTY DISPOSITIONS

					Gross
				Property	Sale Price	Annualized NOI	Month of
	Tenants (Guarantors)	Location		Type	($000)	($000)	Disposition
1	Vacant	Cary	NC	Office	$14,375	$-	April
2-4	Multi-tenant/Capital One N.A./Capital One Services, LLC	Glen Allen	VA	Office/Multi-tenant	$26,700	$2,769	April
5	Honeywell International Inc. (2)	Colorado Springs	CO	Office	$9,900	$1,707	May
6	Invensys Systems, Inc. (Siebe, Inc.) (3)	Foxboro	MA	Office	$11,180	$1,968	June
6	TOTAL PROPERTY DISPOSITIONS				$62,155	$6,444

Footnotes

(1)	Lexington also acquired a parcel of land for $1.1 million to expand the Byhalia, MS property
(2)	Property was conveyed to fully satisfy a $9.9 million non-recourse mortgage.
(3)	Tenant exercised purchase option. Absent such exercise, Lexington would have been required to fund $25.0 million for base building work, tenant improvements and allowances.

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LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

6/30/2014

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE (1)

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 6/30/14 ($000)(2)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q3 2014	Q4 2014	Q1 2015	Q2 2015
1	Oak Creek	WI	164,000	20	$22,609	$2,021	$5,582	$5,582	$5,582	$3,721	2Q 15
2	Richmond	VA	279,000	15	$98,644	$30,577	$14,858	$14,961	$14,961	$14,961	3Q 15
3	Lake Jackson	TX	664,000	20	$166,164	$21,488	$14,025	$14,025	$14,025	$14,025	4Q 16

3	TOTAL BUILD-TO-SUIT PROJECTS				$287,417	$54,086	$34,465	$34,568	$34,568	$32,707

FORWARD COMMITMENTS (1)
	Tenants	Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Faurecia USA Holdings, Inc. (3)	Auburn Hills MI	Office	$40,025	1Q 15	7.9%	9.0%	14 yrs

  BUILD-TO-SUIT NOI (4)

	2011	2012	2013	6 mo. 2014
Net operating income ($000)	$1,156	$5,268	$11,920	$9,195

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $56,859
(3)	Lexington funded a $500 deposit and $2.5 million letter of credit.
(4)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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LEXINGTON REALTY TRUST

2014 Second Quarter Financing Summary

DEBT RETIRED (1)

	Face / Satisfaction ($000)	Rate	Maturity Date
Houston, TX	$14,723	5.160%	05/2015
Knoxville, TN	$6,790	5.310%	05/2015
Carrollton, TX	$12,210	5.530%	01/2015
Greenville, SC	$9,000	5.500%	01/2015
Midlothian, VA	$9,234	5.310%	05/2015
San Antonio, TX	$11,387	5.340%	05/2015
Indianapolis, IN	$11,432	5.160%	05/2015
Rockaway, NJ	$14,900	5.292%	05/2015
Philadelphia, PA	$43,520	5.060%	07/2014
Herndon, VA	$10,555	5.885%	04/2015
Glen Allen, VA	$18,654	5.377%	05/2015
Colorado Springs, CO (2)	$9,900	6.250%	06/2014
TOTAL	$172,305

CORPORATE LEVEL FINANCING

	Face ($000)	Rate	Maturity Date
Senior Unsecured Notes	$250,000	4.40%	06/2024

PROPERTY LEVEL FINANCING

	Face ($000)	Rate	Maturity Date
Columbus, IN	$27,790	2.21%	07/2019

Footnotes

(1)	Lexington incurred aggregate yield maintenance costs of $3.7 million.
(2)	Property was conveyed to satisfy mortgage.

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LEXINGTON REALTY TRUST

2014 Second Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office			2014 Extensions
1-4	Various	Honolulu	HI	2014	2016-2017	2,452	$43	$43	$43	$43
				2015 Extension
5	Motel 6 Operating, LP (2)	Carrollton	TX	07/2015	12/2025	138,443	$2,038	$3,308	$2,226	$3,194
.
5	Total office lease extensions					140,895	$2,081	$3,351	$2,269	$3,237

	Industrial			2014 Extensions
1	Owens Corning Insulating Systems, LLC	Hebron	OH	05/2014	05/2017	250,410	$551	$379	$551	$379
2	Owens Corning Insulating Systems, LLC	Hebron	OH	05/2014	05/2017	400,522	$882	$941	$882	$941

2	Total industrial lease extensions					650,932	$1,433	$1,320	$1,433	$1,320
				`
7	TOTAL EXTENDED LEASES					791,827	$3,514	$4,671	$3,702	$4,557

	NEW LEASES
	Tenants	Location			Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office
1	McGrady Hill, LLC	Indianapolis	IN		11/2017	3,764	$62	$62
2	Bank of America, National Association (3)	Los Angeles	CA		03/2025	62,323	$897	$911
3	United States of America (4)	Houston	TX		04/2030	68,985	$2,085	$1,903

3	TOTAL NEW LEASES					135,072	$3,044	$2,876

10	TOTAL NEW AND EXTENDED LEASES					926,899	$6,558	$6,578

	LEASE NON-RENEWALS (5) / TERMINATIONS
	Tenants (Guarantors)	Location		Lease Expiration / Termination Date	Sq. Ft.	2014 Cash Rent (6) ($000)	2014 GAAP Rent (6) ($000)
	Industrial
1	Wagner Industries, Inc. (7)	Jacksonville	FL	06/2014	38,800	$44	$44

1	TOTAL LEASE NON-RENEWALS				38,800	$44	$44

Footnotes

(1)	Assumes twelve months rent from the later of 7/1/14 or lease commencement/extension.
(2)	Excludes $969 thousand rent credit to be applied in first year.
(3)	Excludes 11 months of free rent.
(4)	Excludes $521 thousand rent credit to be applied in first year.
(5)	Excludes non-renewal space that was leased to new tenants.
(6)	Represents 2014 Cash and GAAP rents excluding termination payments, if any.
(7)	Subsequent to 6/30/2014, tenant further contracted space to 100,000 square feet.

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LEXINGTON REALTY TRUST

Other Data

6/30/2014

($000)

Other Revenue Data

	GAAP Base Rent
	6 months ended
		6/30/14	6/30/13
Asset Class	6/30/14 (1)	Percentage	Percentage
Long-Term Leases (2)	$80,630	39.7%	30.4%
Office	$77,758	38.3%	44.2%
Industrial	$27,374	13.5%	15.4%
Multi-tenant	$13,497	6.6%	7.5%
Retail/Specialty	$3,826	1.9%	2.5%
	$203,085	100.0%	100.0%

Long-Term Leases (2)	GAAP Base Rent
	6 months ended
		6/30/14	6/30/13
	6/30/14 (1)	Percentage	Percentage
Office	$33,528	41.6%	66.2%
Land / Infrastructure	$27,482	34.1%	5.2%
Industrial	$18,255	22.6%	26.5%
Retail/Specialty	$1,365	1.7%	2.1%
	$80,630	100.0%	100.0%

Credit Ratings (3)	GAAP Base Rent
	6 months ended
		6/30/14	6/30/13
	6/30/14 (1)	Percentage	Percentage
Investment Grade	$78,215	38.5%	47.7%
Non-Investment Grade	$22,912	11.3%	14.1%
Unrated	$101,958	50.2%	38.2%
	$203,085	100.0%	100.0%

Footnotes

(1)	Six months ended 6/30/2014 GAAP base rent recognized for consolidated properties owned as of 6/30/2014.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

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LEXINGTON REALTY TRUST

Other Data (Continued)

6/30/2014

($000)

Same-Store NOI (2)	Six months ended June 30
	2014	2013
Total Base Rent	$165,582	$163,065
Tenant Reimbursements	14,105	14,735
Property Operating Expenses	(29,371)	(28,828)
Same-Store NOI	$150,316	$148,972

Change in Same-Store NOI	0.9%

Weighted-Average Lease Term - Cash Basis	As of	As of
	6/30/14	6/30/13
	11.3 years	7.7 years

Base Rent Estimates for Current Assets
Year	Cash (1)	GAAP (1)
2014 - remaining	$175,438	$201,708
2015	$350,440	$388,901
2016	$327,786	$360,490
2017	$298,015	$327,901
2018	$273,266	$302,289

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 6/30/2014.
(2)	NOI is on a consolidated cash basis.

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LEXINGTON REALTY TRUST

Top 20 Markets

6/30/2014

		Percent of
		GAAP Base
		Rent as of
	Core Based Statistical Area (2)	6/30/14 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	15.2%
2	Dallas-Fort Worth-Arlington, TX	6.4%
3	Houston-Sugar Land-Baytown, TX	5.9%
4	Baltimore-Towson, MD	3.9%
5	Memphis, TN-MS-AR	3.9%
6	Kansas City, MO-KS	3.6%
7	Phoenix-Mesa-Scottsdale, AZ	3.6%
8	Orlando-Kissimmee, FL	3.5%
9	Los Angeles-Long Beach-Santa Ana, CA	2.6%
10	Denver-Aurora, CO	2.1%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.0%
12	Chicago-Naperville-Joliet, IL-IN-WI	2.0%
13	Boston-Cambridge-Quincy, MA-NH	2.0%
14	Columbus, OH	1.8%
15	Detroit-Warren-Livonia, MI	1.6%
16	San Jose-Sunnyvale-Santa Clara, CA	1.6%
17	Indianapolis-Carmel, IN	1.5%
18	Atlanta-Sandy Springs-Marietta, GA	1.4%
19	San Antonio, TX	1.3%
20	Las Vegas-Paradise, NV	1.2%
	Total Top 20 Markets (3)	67.2%

Footnotes

(1)	Six months ended 6/30/2014 GAAP base rent recognized for consolidated properties owned as of 6/30/2014.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Tenant Industry Diversification

6/30/2014

Percent of
GAAP Base
Rent as of
Industry Category	6/30/2014 (1) (2)
Service	20.6%
Finance/Insurance	11.0%
Technology	9.5%
Transportation/Logistics	7.9%
Automotive	7.6%
Energy	7.3%
Consumer Products	5.9%
Healthcare	5.9%
Telecommunications	4.2%
Construction/Materials	3.4%
Food	3.0%
Aerospace/Defense	2.9%
Printing/Production	2.1%
Media/Advertising	2.0%
Education	2.0%
Apparel	1.5%
Retail Department	1.3%
Retail Specialty	1.1%
Real Estate	0.6%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Six months ended 6/30/2014 GAAP base rent recognized for consolidated properties owned as of 6/30/2014.
(2)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

6/30/2014

			Sq. Ft. Leased	GAAP Base	Percent of GAAP
			as a Percent of	Rent as of	Base Rent as of
	Number of		Consolidated	6/30/2014	6/30/2014
Tenants or Guarantors	Leases	Sq. Ft. Leased	Portfolio (2)	($000) (1)	($000) (1) (2)
LG-39 Ground Tenant LLC - New York City land	1	0	0.0%	$8,686	4.3%
FC-Canal Ground Tenant LLC - New York City land	1	0	0.0%	$7,445	3.7%
AL-Stone Ground Tenant LLC - New York City land	1	0	0.0%	$6,795	3.3%
Federal Express Corporation	3	787,829	1.9%	$6,448	3.2%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$4,970	2.4%
Bank of America, National Association	9	754,216	1.8%	$4,917	2.4%
US Government	3	398,214	1.0%	$4,746	2.3%
Baker Hughes, Inc.	2	619,885	1.5%	$4,015	2.0%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	$3,709	1.8%
Michelin North America, Inc.	3	2,503,916	6.0%	$3,525	1.7%
	32	7,593,542	18.3%	$55,256	27.2%

Footnotes

(1)	Six months ended 6/30/2014 GAAP base rent recognized for consolidated properties owned as of 6/30/2014.
(2)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Select Credit Metrics

	6/30/2013		6/30/2014

Company FFO Payout Ratio	60.0%		60.7%

Unencumbered Assets (1)	$2.46 billion		$2.94 billion

Unencumbered NOI	55.0%		59.6%

(Debt + Preferred) / Gross Assets	40.4%		44.4%

Debt/Gross Assets	38.3%		42.5%

Market Cap Leverage	40.3%		44.8%

Secured Debt / Gross Assets	22.4%		19.8%

Net Debt / EBITDA	5.8	x	6.3	x

(Net Debt + Preferred) / EBITDA	6.1	x	6.6	x

Credit Facilities Availability	$578.4 million		$383.9 million

Development / Gross Assets	0.7%		1.2%

EBITDA / Revenue	78.3%		74.4%

EBITDA / (PrefDiv + Interest Expense)	3.0	x	3.2	x

(JV + Advisory Income) / Revenues	0.3%		0.4%

Footnotes

(1) Includes loans receivable.

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LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2009		2010		2011		2012		2013

Company FFO Payout Ratio	49.6%		43.2%		48.5%		56.1%		60.3%

Unencumbered Assets (1)(2)	$1.36 billion		$1.49 billion		$1.15 billion		$1.76 billion		$2.59 billion

Unencumbered NOI (1)	21.0%		22.9%		25.9%		34.5%		55.3%

(Debt + Preferred) / Gross Assets	54.5%		49.4%		48.7%		46.6%		43.0%

Debt/Gross Assets	46.9%		41.5%		40.9%		41.1%		41.1%

Market Cap Leverage	65.3%		53.7%		52.5%		46.6%		45.4%

Secured Debt / Gross Assets (1)	36.8%		33.0%		31.9%		30.9%		23.9%

Net Debt / EBITDA	6.1	x	5.6	x	5.5	x	6.5	x	6.4	x

(Net Debt + Preferred) / EBITDA	7.1	x	6.7	x	6.6	x	7.3	x	6.7	x

Credit Facilities Availability	$96.6 million		$215.9 million		$294.3 million		$296.3 million		$443.4 million

Development / Gross Assets	0.3%		0.7%		0.9%		1.6%		1.6%

EBITDA / Revenue	81.4%		80.1%		77.0%		76.5%		74.4%

EBITDA / (PrefDiv + Interest Expense)	2.2	x	2.2	x	2.3	x	2.4	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	N/A		5.9%		8.5%		4.4%		0.5%

Capital Raised (Retired), net (millions):

Common equity, net	$20.0		$166.7		$99.7		$162.7		$434.9

Preferred equity, net	$0.0		$0.0		$(15.5)		$(70.0)		$(155.0)

Unsecured debt, gross (1)	$46.0		$82.5		$0.0		$190.4		$443.3

Secured debt, gross	$(291.9)		$(305.3)		$(121.3)		$(198.3)		$(128.1)

Property dispositions net proceeds	$113.1		$80.2		$124.0		$155.2		$75.5

Footnotes:

(1) Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.

(2) Includes loans receivable.

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LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:		Must be:	6/30/2014

	Maximum Leverage	< 60%	49.1%
	Interest Coverage	> 1.5X	3.4X
	Fixed Charge Coverage	> 1.4X	2.3X
	Recourse Secured Indebtedness Ratio	< 10% cap value	0%
	Secured Indebtedness Ratio	< 45%	22.9%
	Minimum Net Worth	> $2.1 billion	$2.7 billion
	Floating Rate Debt	< 35%	6.6%
	Unsecured Debt Service Coverage	> 2.0X	5.0X
	Borrowing Base Assets Leverage	< 60%	48.5%
	Restricted Payments	< $20 million	$1.1 million
	Permitted Investments:
A	Joint Venture Investments	< 25% cap value	1.5%
B	Raw Land	< 10% cap value	0.0%
C	Construction/Development in Process	< 15% cap value	5.1%
D	Notes Receivable	< 10% cap value	2.7%
E	Ground Leases	< 20% cap value	8.7%
	Sum of A through E	< 40% cap value	18.1%
	Sum of B through D	< 25% cap value	7.9%

Bonds:
	Debt to Total Assets	< 60%	43.4%
	Secured Debt to Total Assets	< 40%	20.1%
	Debt Service Coverage	> 1.5X	3.5X
	Unencumbered Assets to Unsecured Debt	> 150%	272.5%

Footnotes

(1)	As defined in respective loan/bond agreements.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

6/30/2014

		GAAP Base	Percent of	Percent of
	Number of	Rent as of	GAAP Base Rent	GAAP Base Rent
	Leases	6/30/2014	as of	as of
Year	Expiring	($000)	6/30/2014	6/30/2013
2014 - remaining	8	$6,392	3.4%	5.4%
2015	14	$7,894	4.2%	8.0%
2016	15	$10,844	5.8%	7.1%
2017	20	$12,961	6.9%	6.3%
2018	30	$12,749	6.8%	8.4%
2019	19	$14,055	7.5%	8.8%
2020	13	$10,036	5.3%	6.2%
2021	10	$10,548	5.6%	6.4%
2022	8	$6,288	3.3%	2.7%
2023	8	$12,775	6.8%	7.3%
2024 - Q1&Q2	5	$3,220	1.7%	2.7%
Thereafter	63	$80,630	42.8%	25.8%
Total (1)	213	$188,392	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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Lease Rollover Schedule - Consolidated Properties GAAP Basis

6/30/2014

			Percent of
		GAAP Base	GAAP Base
	Number of	Rent as of	Rent
	Leases	6/30/2014	as of
Year	Expiring	($000)	6/30/2014
2014 - remaining	34	$7,265	3.6%
2015	35	$8,391	4.2%
2016	33	$11,901	5.9%
2017	21	$12,967	6.5%
2018	34	$13,947	7.0%
2019	29	$15,685	7.8%
2020	15	$10,085	5.0%
2021	13	$13,734	6.9%
2022	8	$6,288	3.1%
2023	9	$12,775	6.4%
2024 - Q1&Q2	5	$3,220	1.6%
Thereafter	65	$83,903	41.9%

Total (1)	301	$200,161	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

6/30/2014

	Office			Industrial			Retail/Specialty
		Cash Rent			Cash Rent			Cash Rent
	Net	as of	Annual	Net	as of	Annual	Net	as of	Annual
	Rentable	6/30/2014	Rent	Rentable	6/30/2014	Rent	Rentable	6/30/2014	Rent
Year	Area	($000)	PSF (2)	Area	($000)	PSF (2)	Area	($000)	PSF (2)
2014 - remaining	753,085	$6,411	$17.03	72,868	$228	$6.26	29,119	$56	$3.85
2015	972,108	$8,442	$12.38	469,120	$979	$4.17	40,800	$93	$4.56
2016	886,710	$4,900	$11.05	2,819,594	$5,581	$3.96	43,123	$128	$5.94
2017	449,197	$3,578	$15.93	5,528,022	$9,462	$3.42	126,964	$480	$7.56
2018	1,107,733	$7,687	$13.88	1,530,121	$1,974	$2.58	1,003,350	$1,214	$4.03
2019	1,940,380	$13,000	$13.40	649,250	$1,259	$3.88	30,757	$93	$6.05
2020	854,249	$6,261	$14.66	1,249,216	$3,791	$6.07	-	$-	$-
2021	904,802	$7,594	$16.79	1,402,257	$2,950	$4.21	-	$-	$-
2022	741,671	$5,751	$15.51	257,849	$638	$4.95	-	$-	$-
2023	1,551,469	$12,374	$15.95	58,707	$73	$2.49	34,555	$80	$4.63
2024 - Q1&Q2	370,301	$2,580	$13.93	1,096,625	$988	$3.68	-	$-	$-
Thereafter	4,092,215	$33,466	$15.21	7,699,247	$18,053	$4.88	158,089	$1,335	$16.89
Total/Weighted Average (1)	14,623,920	$112,044	$14.67	22,832,876	$45,976	$4.18	1,466,757	$3,479	$5.84

	Multi-Tenant			Land / Infrastructure
		Cash Rent			Cash Rent	Annual
	Net	as of	Annual	Net	as of	Rent
	Rentable	6/30/2014	Rent	Rentable	6/30/2014	Per Acre
Year	Area	($000)	PSF (2)	Area (Acres)	($000)	($000) (2)
2014 - remaining	184,553	$873	$9.46	-	$-	$-
2015	65,032	$478	$14.70	-	$-	$-
2016	143,630	$1,088	$15.15	-	$-	$-
2017	423	$6	$28.37	-	$-	$-
2018	118,137	$1,057	$17.89	-	$-	$-
2019	144,320	$1,639	$22.71	-	$-	$-
2020	62,693	$47	$1.50	-	$-	$-
2021	512,146	$3,348	$13.07	-	$-	$-
2022	-	$-	$-	-	$-	$-
2023	25,354	$-	$17.00	-	$-	$-
2024 - Q1&Q2	-	$-	$-	-	$-	$-
Thereafter	185,436	$3,170	$34.19	255.03	$11,139	$87.35
Total/Weighted Average (1)	1,441,724	$11,706	$16.51	255.03	$11,139	$87.35

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

(2) For properties acquired cash rents are annualized.

27

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
2024	9/30/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Orlando/Orange County Convention & Visitor Bureau, Inc.	Office	44,752	0	494
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	Office	84,404	909	899
	11/30/2024	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	Office	77,906	751	870
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	180,230	771	736
2025	1/31/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	Office	111,409	0	772
	2/28/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	—	Infotech Enterprises America, Inc. (Infotech Enterprises Limited)	Office	13,590	0	0
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	292,700	1,537	1,483
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	5	Bank of America, National Association / Sony Electronics, Inc.	Office	82,526	115	118
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	336,350	673	673
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	Office	111,911	638	617
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	424,904	844	844
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	211,598	604	604
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	167,770	268	268
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	539,592	1,419	1,419
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	420,597	1,093	796
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	458,000	1,020	1,126
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	554,385	7,242	3,689
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	267,662	2,823	2,575
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	85,200	583	583
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	60,000	564	564
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	Office	138,443	1,003	1,113
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	2,208	1,269
	3/31/2026	333 Mt. Hope Ave.	Rockaway	NJ	21	BASF Corporation / Atlantic Health System, Inc.	Office	92,326	1,122	1,031
		459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	513,734	1,336	1,468
		633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	Industrial	310,000	157	170
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	475,218	524	580
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	704	702
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	Industrial	222,200	289	289
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	1,037	1,083
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	534	573
		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	524	634
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	791	869
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	535	501
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	874	997
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	42,290	286	320
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	150,000	975	1,250
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	2,788	3,045
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	814	1,036
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	264,598	391	406
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	140,330	2,383	2,566
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	Office	166,912	1,135	1,932
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	35,459	323	323

28

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	45,554	308	340
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	282,000	1,960	2,126
		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land	0	130	108
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	128,041	495	0
		3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	252,400	1,950	2,422
2030	4/7/2030	810 Gears Rd.	Houston	TX	—	United States of America	Office	68,985	0	0
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	673,518	1,117	1,300
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	897	1,062
	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	429	542
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	Industrial	813,126	1,621	1,973
	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	127,810	1,385	1,656
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	17,000	237	237
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	2,500	27	27
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	8,000	75	75
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	12,622	106	106
2034	3/31/2034	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	Office	104,497	557	710
	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	Industrial	180,235	0	347
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	2,670	3,386
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land	0	2,417	7,445
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land	0	2,820	8,686
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land	0	2,205	6,795
N/A	Vacant	2050 Roanoke Rd.	Westlake	TX	—	(Available for Lease)	Office	52,293	0	0
		6277 Sea Harbor Dr.	Orlando	FL	10	(Available for Lease)	Office	47,100	0	0
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	Office	9,910	0	0
		1401 Nolan Ryan Pkwy.	Arlington	TX	—	(Available for Lease)	Office	36,809	0	0
LONG TERM TOTAL/WEIGHTED AVERAGE						98.8% Leased		12,267,367	$63,993	$80,630

29

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)
OFFICE PROPERTIES
2014	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	101,111	856	814
	10/31/2014	700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	115,558	1,017	1,061
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	95,600	1,093	991
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	106,944	1,213	1,118
	12/31/2014	180 South Clinton St.	Rochester	NY	—	Frontier Corporation	226,000	1,517	1,513
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	107,872	715	689
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Holdings Corp.	187,163	579	709
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	68,165	548	545
	6/30/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	164,689	3,270	1,874
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	75,016	525	421
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes Incorporated	65,500	816	326
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	557	628
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	986	1,048
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	946	1,025
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	119	119
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas, Inc.	27,189	96	71
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	837	673
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	1,200	1,594
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	1,243	1,159
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	753	865
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	608	608
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	259	251
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1,220	28	28
	4/30/2017	1315 West Century Dr.	Louisville	CO	24	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	106,877	858	821
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	128,500	1,209	992
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	518	547
		6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	965	933
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	510	577
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	71	71
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	184,000	480	935
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	1,721	1,701
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	374	358
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	245	254
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	155	64
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	633	443
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	8,070	112	106
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	299	299
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	2,516	2,532
	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	61,766	571	633
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	829	734
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	1,177	1,177
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	3,466	3,507
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	684	553
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	912	951
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	2,295	2,270
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	141,416	1,124	1,147
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	701	571

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)
OFFICE PROPERTIES
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	100	100
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	48	48
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	99	99
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	56	56
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	666	542
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	44	44
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	39	39
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	721	779
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	39	39
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	193,000	1,737	1,712
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	1,163	1,122
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	360	387
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	132,981	719	724
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	50,076	416	420
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	136,617	622	771
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	694	573
	9/30/2020	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	59,927	550	568
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	289,432	2,131	2,148
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	1,163	1,312
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	1,656	1,656
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	80,028	335	344
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	1,230	1,164
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	1,079	1,092
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	634	600
	3/14/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	11	The Weiss Group, LLC	18,400	92	16
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	779	847
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	273	273
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	1,009	933
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	52,337	850	831
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	2,114	2,118
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	1,102	1,169
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	1,585	1,476
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	1,769	1,684
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	—	Alta Resources Corp.	63,261	443	485
	7/1/2023	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	637,503	3,940	4,489
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	3,535	3,321
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	265	287
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	985	975
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	1,330	1,013
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	0	1,196	1,196
	Vacant	1701 Market St.	Philadelphia	PA	4	(Available for Lease)	5,315	0	0
		2550 Interstate Dr.	Harrisburg	PA	—	(Available for Lease)	27,584	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.7% Leased	10,564,604	$79,774	$77,758

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)
INDUSTRIAL PROPERTIES
2014	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA, Inc.	72,868	228	135
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	18,620	325	325
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	416	416
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	238	244
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	477	458
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	20	Elsevier STM Inc. (Reed Elsevier Inc.)	559,258	1,832	1,715
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	254	393
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	344,700	630	645
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	196,946	394	406
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	1,143	1,143
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	408,000	649	649
	12/31/2016	3686 South Central Ave.	Rockford	IL	7	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.) / Pierce Packaging Co.	93,000	202	157
2017	1/31/2017	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	1,694	1,694
		109 Stevens St.	Jacksonville	FL	22	Wagner Industries, Inc.	130,000	160	160
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	796	847
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	1,274	1,026
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	206	206
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	466	466
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	608	582
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	560	543
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	1,361	1,298
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	689	737
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	980	958
		2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	668	688
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	674	671
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	512	512
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	421	349
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	367	367
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	1,259	1,305
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	1,700	1,700
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	600	476
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	679	638
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	214	199
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	598	746
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	414	375
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	846	906
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	1,014	873
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	676	678
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	638	670
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	73	73
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	972,625	768	704
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,000	220	241
N/A	Vacant	109 Stevens St.	Jacksonville	FL	—	(Available for Lease)	38,800	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.5% Leased	15,205,108	$27,923	$27,374

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
Various	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	476,459	95%	8,073	8,014	55,000
		101 East Erie St.	Chicago	IL	11	Multi-Tenant	230,704	0%	860	1,078	29,807
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	100%	1,383	1,359	0
		1501 Nolan Ryan Pkwy.	Arlington	TX	—	Multi-Tenant	74,739	0%	0	0	0
		207 Mockingbird Ln.	Johnson City	TN	20	Multi-Tenant	61,245	46%	312	312	0
		2210 Enterprise Dr.	Florence	SC	—	Multi-Tenant	176,557	70%	852	842	0
		265 Lehigh St.	Allentown	PA	—	Multi-Tenant	71,055	0%	90	90	0
		3165 McKelvey Rd.	Bridgeton	MO	—	Multi-Tenant	51,067	50%	36	201	0
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	95,065	76%	248	248	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	672,629	81%	919	910	0
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	72%	443	443	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						67.9% Leased	2,125,919		$13,216	$13,497	$84,807

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2014 ($000) (2)	GAAP Base Rent as of 6/30/2014 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	29,119	56	71
2015	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	40,800	93	143
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	128	128
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	20	Malone’s Food Stores, Ltd.	70,910	181	211
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	62	62
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	237	162
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	233	233
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	69	69
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	83	83
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	80	84
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	39	39
	10/31/2018	10340 U.S. 19	Port Richey	FL	23	Kingswere Furniture, LLC	53,820	186	186
		130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,000	229	488
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	97	97
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	94,970	21	164
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	107,210	24	376
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	120,727	36	241
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	107,489	38	278
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	193,193	54	366
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	90,933	25	173
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	93	94
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	80	78
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						100% Leased	1,308,668	$2,144	$3,826

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.7% Leased	41,471,666	$187,050	$203,085

Footnotes

1	Square foot leased or available.
2	Six months ended 6/30/2014 cash rent.
3	Six months ended 6/30/2014 GAAP base rent.
4	Lexington has an 80.5% interest in this property. Subsequent to 6/30/2014, Lexington has an 87.5% interest in this property.
5	Sony Electronics, Inc. lease for 20,203 square feet expires 08/31/2015.
6	Lexington has a 71.1% interest in this property.
7	Jacobson Warehouse Company, Inc. lease expires 12/31/2014; however, new tenant (Pierce Packaging Co.) lease expires 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Property is classified as a capital lease for GAAP, accordingly $498 of income is included in non-operating income. Tenant exercised purchase option within lease for $11.55 million, closing anticipated by 12/31/2014.
10	Subsequent to 6/30/2014, an additional 44,752 square feet leased through 10/2025.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $6.2 million in operating expenses, net for the six months ended 6/30/2014.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024. McGrady Hill LLC lease for 3,764 square feet expires 11/2017.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.
20	Property sold subsequent to 6/30/14.
21	32,068 square feet expires 7/01/2014.
22	Tenant contracted to 100,000 square feet subsequent to 6/30/2014.
23	Subsequent to 6/30/2014, tenant terminated the lease effective 7/31/2014 for a cash payment of $1.3 million.
24	Subsequent to 6/30/2014, lease extended to 04/2027 for 86,877 square feet.

34

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2014

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	($000) (d)	($000)
Issaquah, WA	(b)	$30,503	5.665%	12/2014	$831	$30,388
Canonsburg, PA	(b)	9,094	5.426%	12/2014	204	9,095
Chicago, IL	(b)	29,807	5.639%	01/2015	907	29,900
Franklin, NC		196	8.500%	04/2015	203	-
Kalamazoo, MI		15,600	5.411%	05/2015	1,037	15,087
Houston, TX		11,509	5.210%	05/2015	778	11,282
Los Angeles, CA		9,941	5.110%	05/2015	604	9,760
Harrisburg, PA		7,951	5.110%	05/2015	532	7,792
McDonough, GA		11,579	5.212%	06/2015	818	11,349
Mission, TX		5,503	5.783%	06/2015	411	5,371
Carrollton, TX	(b)	18,991	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	12,571	4.990%	07/2015	866	12,273
Hopkinsville, KY		7,347	4.990%	07/2015	506	7,173
Dry Ridge, KY	(i)	2,902	4.990%	07/2015	211	2,822
Owensboro, KY	(i)	2,467	4.990%	07/2015	181	2,397
Elizabethtown, KY	(j)	2,364	4.990%	07/2015	163	2,307
Houston, TX	(b)	23,393	6.250%	09/2015	6,531	18,161
Houston, TX		2,778	8.036%	09/2015	798	2,203
Temple, TX		8,061	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,188	5.732%	03/2016	1,035	13,825
Omaha, NE		7,877	5.610%	04/2016	621	7,560
Bremerton, WA		6,035	6.090%	04/2016	494	5,479
Tempe, AZ		7,439	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,690	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,422	5.939%	07/2016	1,136	18,363
Rochester, NY		17,401	6.210%	08/2016	1,383	16,765
Glenwillow, OH		15,735	6.130%	09/2016	1,240	15,132
Plymouth, IN		5,975	6.315%	09/2016	497	5,723
Tomball, TX		8,947	6.063%	11/2016	683	8,041
Memphis, TN		3,654	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,681	5.722%	02/2017	696	9,309
Dubuque, IA		9,412	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,647	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,204	7.750%	07/2018	108	-
Manteca, CA	(b)	851	7.750%	07/2018	77	-
Watertown, NY	(b)	800	7.750%	07/2018	72	-
Lewisburg, WV	(b)	562	7.750%	07/2018	51	-
San Diego, CA	(b)	542	7.750%	07/2018	49	-
Galesburg, IL	(b)	478	7.750%	07/2018	43	-
Erwin, NY		8,517	5.910%	10/2018	728	6,637
Boston, MA		12,654	6.100%	12/2018	996	11,520
North Berwick, ME		6,795	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,016	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,696	5.883%	05/2019	1,268	15,182
Columbus, IN		27,130	2.210%	07/2019	4,585	4,993

35

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2014

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	($000) (d)	($000)
Meridian, ID		9,953	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,079	5.749%	09/2019	1,344	16,338
Lenexa, KS		10,044	6.270%	12/2019	774	7,770
Boca Raton, FL		19,986	6.470%	02/2020	1,542	18,414
Oakland, ME		9,143	5.930%	10/2020	750	7,660
Lavonia, GA		8,105	5.460%	12/2020	741	5,895
Wall, NJ	(b)	20,873	6.250%	01/2021	3,312	-
Charleston, SC		7,320	5.850%	02/2021	520	6,632
Whippany, NJ		14,368	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		55,974	3.970%	12/2023	7,059	-
Chester, SC		9,697	5.380%	08/2025	1,144	362
New York, NY	(e)	213,500	4.660%	01/2027	10,011	200,632
Lenexa, KS		39,090	3.700%	11/2027	3,027	10,000
Remaining (l)		$1,012,537	5.184%	6.1	$78,413	$804,260

Corporate (k)
Term Loan		$250,000	2.442%	02/2018	$6,190	$250,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(m)(c)	26,186	6.000%	01/2030	1,571	26,186
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,160,306	3.980%	8.4	$46,375	$1,160,306
Total/Wtg. Avg./Years Remaining (l)		$2,172,843	4.541%	7.3	$124,788	$1,964,566

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $1,132 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $290 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,171 excluded from balance.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.

36

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

6/30/2014

		LXP			Current		Proportionate
	Debt	Proportionate	Interest		Estimated Annual	Balloon	Share Balloon
	Balance	Share	Rate		Debt Service	Payment	Payment
Joint Venture	($000)	($000) (3)	(%)	Maturity	($000)(4)	($000)	($000) (3)
Oklahoma TIC	$13,877	$5,551	5.240%	05/2015	$873	$13,673	$5,469
One Summit	6,909	$2,073	9.375%	10/2016	3,344	-	-
One Summit	4,754	$1,427	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	14,757	$2,213	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	14,906	$3,726	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	$2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$73,994	$17,809	5.57%	2.5	$9,012	$60,214	$13,827

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

37

LEXINGTON REALTY TRUST

Debt Maturity Schedule

6/30/2014

($000)

Consolidated Properties
	Real Estate
	Scheduled	Real Estate
Year	Amortization	Balloon Payments	Corporate Debt
2014	$12,218	$39,483	$-
2015	$29,511	$156,587	$-
2016	$24,432	$129,868	$-
2017	$24,800	$68,669	$26,186
2018	$24,140	$18,157	$250,000
	$115,101	$412,764	$276,186

Non-Consolidated Investments - LXP Proportionate Share
	Real Estate
	Scheduled	Real Estate
Year	Amortization	Balloon Payments
2014	$781	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
2018	$21	$6,261
	$3,981	$13,827

38

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

6/30/2014

						Current
Collateral						Estimated
						Annual
			Loan Balance	Interest	Maturity	Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Norwalk (3)	CT	$32,159	7.50%	11/2014	$510	$32,159	$-
	Southfield	MI	$6,210	4.55%	02/2015	$663	$5,810	$-
	Westmont (4)	IL	$12,417	6.45%	10/2015	$2,090	$25,731	$3,753
Retail	Austin	TX	$2,586	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,106	8.00%	02/2021	$219	$-	$-
	Various	Various	$505	8.00%	12/2021	$94	$-	$-
	Various	Various	$648	8.00%	03/2022	$112	$-	$-
Charter School	Homestead (5)	FL	$10,311	7.50%	08/2014	$110	$10,311	$-
Hospital	Kennewick (6)	WA	$56,467	9.00%	05/2022	$7,438	$56,467	$-
	Total Mortgage Loans Receivable		$122,409			$11,236	$135,582	$3,753

Footnotes

(1)	Includes accrued interest receivable, loan losses, and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Lexington is committed to lend up to a maximum of $32.6 million.
(4)	Escrow balance includes $2.5 million in a collateral securities account maintained by the borrower. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Borrower is delinquent on debt service payments. Loan balance includes $13.9 million loan loss.

(5)	Lexington is committed to lend up to approximately $10.7 million.
(6)	Lexington is committed to lend up to a maximum of $85.0 million. Advances accrue interest at a current rate of 7.625% per annum through 07/31/2014 and at 9.00% per annum thereafter.

39

LEXINGTON REALTY TRUST

Partnership Interests

Six months ended June 30, 2014

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$391
Interest expense	$253
Depreciation and amortization	$350

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$2,631
Interest expense	$512

Footnotes

(1)	Excludes discontinued operations and OP unit noncontrolling interests.

40

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

6/30/2014

($000)

Balance Sheet

Other assets	$36,141

The components of other assets are:

Deposits	$3,202
Investments- capital lease	10,716
Equipment	268
Prepaids	3,651
Other receivables	860
Deferred tax asset	109
Deferred lease incentives	16,304
Interest rate swap derivative asset	894
Other	137

Accounts payable and other liabilities	$36,356

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$11,954
CIP accruals and other	1,405
Taxes	562
Deferred lease and loan costs	9,941
Subordinated notes	2,636
Deposits	1,542
Escrows	1,654
Interest rate swap liability	960
Transaction / build-to-suit costs	5,702

Income Statement - Six months ended June 30, 2014

Non-cash interest expense, net	$982

41

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.	(212) 336-7076
Omotayo Okusanya

42